INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 333-92521 of Medscape, Inc. on Form S-8 of our report dated February 4, 2000 appearing in this Annual Report on Form 10-K of Medscape, Inc. for the year ended December 31, 1999.




March 10, 2000
New York, New York